Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Peter T. Kissinger, the President and Chief Executive Officer of Bioanalytical Systems, Inc. certify pursuant to section 906 of the Sarbanes Oxley Act of 2002 that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi.

This certificate is being furnished solely for purposes of Section 906 and is not filed as part of the Report.

/s/ Peter T. Kissinger Peter T. Kissinger President and Chief Executive Officer Date: August 19, 2003